Schedule I — Parent Only Financial Information - Schedule of Condensed Statements of Cash Flows (Details) - Parent Company [Member] - USD ($)	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Cash flows from operating activities:
Net income	$ 13
Net cash provided by operating activities	13
Cash flow from financing activities:
Advance from a related party	6,410
Net cash provided by financing activities	6,410
Net increase in cash	6,423
Cash and cash equivalents at beginning of the year
Cash and cash equivalents at end of the year	6,423
Non-cash investing and financing activities:
Dividends directly paid by a subsidiary to shareholders	769,231
Investment in a subsidiary recorded in amounts due to related parties	$ 7